
"Regular" Distribution Date:
          15-Feb-00                                 Yamaha Motor Master Trust                              Collection Period Ending:
"Actual" Distribution Date:         6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1                     31-Jan-00
          15-Feb-00
------------------------------------------------------------------------------------------------------------------------------------

A. INFORMATION REGARDING THE YAMAHA MOTOR MASTER TRUST

1.   Aggregate Pool Balance as of the beginning of the
      preceding Collection Period .........................................  557,187,657.06

2. Aggregate amount of Collections during the preceding
      Collection Period ...................................................  108,049,483.44

         a) Collections other than finance charges, cash Adjustment
              Payments and cash Transferor Deposit Amounts.................  106,347,017.68

         b) Finance Charge collections.....................................    1,702,465.76

         c) Cash Adjustment Payments.......................................         0.00

         d) Cash Transferor Deposit Amounts................................         0.00

3. Aggregate amount of receivables written off (net of recoveries)
      during the preceding Collection Period...............................      117,947.11

4. Aggregate amount of non-cash Adjustment Payments during the preceding
      Collection Period....................................................     4,992,088.88

5. Aggregate amount of non-cash Transferor Deposit Amounts during the
      preceding Collection Period..........................................         0.00

6. Aggregate amount of additional Receivables during
       the Preceding Collection period.....................................   208,067,111.84

7.   Aggregate Pool Balance as of the end of the preceding
       Collection Period...................................................   653,797,715.23

8. The aggregate Trust Principal Component as of the beginning of the
       preceding Collection Period was ....................................   548,829,842.20

9. The aggregate amount of Principal Collections during the
      preceding Collection Period was......................................    99,691,668.58

10. The aggregate amount of Defaulted Receivables during the preceding
          Collection Period was............................................       116,177.90

11. The aggregate Trust Principal Component as of the end of the
       preceding Collection Period was ....................................   643,990,749.50

12. The aggregate amount of Yield Collections during the preceding
       Collection Period was...............................................     8,357,814.86

13.  The Discount Factor during the preceding Collection Period was .......         1.50%

14.  The Monthly Payment Rate during the preceding Collection Period was ..        19.39%

15.     Defaulted Receivables ( [ charged-off receivables less
        recoveries ] x  [1-Discount rate] ) during the preceding Collection
        Period, expressed as an annual percentage of the Trust Principal
        Component as of the beginning of the preceding Collection Period,
        were...............................................................         0.25%

16.    "Finance Charge" collections during the preceding Collection Period, expressed as an annual percentage of the Pool Balance as of the
       beginning of the preceding Collection Period, were.................          3.67%


"Regular" Distribution Date:
          15-Feb-00                                 Yamaha Motor Master Trust                              Collection Period Ending:
"Actual" Distribution Date:         6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1                     31-Jan-00
          15-Feb-00
------------------------------------------------------------------------------------------------------------------------------------

B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT

                                                                              Series           Series       Series
                                                                              1999-1           1995-1       1998-1       AGGREGATE
                                                                              ------           ------       ------       ---------
1. Aggregate Invested Amount and Pool Factor as of the beginning of the preceding Collection Period

    a) Class A Invested Amount ........................................... 200,000,000.00   100,000,000.00    0.00    300,000,000.00
        Class A Percentage (% of Invested Amount).........................     85.50%            82.00%       0.00%        84.30%

             Series 1998-1 Commercial Paper Principal Component...........       ---               ---        0.00          0.00
             Series 1998-1 APA Bank Loan Balance..........................       ---               ---        0.00          0.00

    b)  Less Principal Funding Account or Capitalized Interest Account
        (1998-1 only).....................................................      0.00              0.00        0.00          0.00

    c)  Equals Class A Adjusted Invested Amount........................... 200,000,000.00   100,000,000.00    0.00    300,000,000.00

    d)  Class B Invested Amount...........................................  14,035,000.00    21,951,219.51    0.00     35,986,219.51
         Class B Percentage (% of Invested Amount)........................      6.00%            18.00%       0.00%        10.11%

    e)  Class C Invested Amount (Series 1999-1)...........................  19,883,041.00          ---         ---     19,883,041.00
         Class C Percentage (% of Invested Amount) (Series 1999-1)........      8.50%              ---         ---          5.59%

    f)  Aggregate Invested Amount......................................... 233,918,041.00   121,951,219.51    0.00    355,869,260.51

    g)  Class A Pool Factor...............................................    1.0000000        1.0000000       ---

    h)  Class B Pool Factor...............................................    1.0000000        1.0000000       ---

    i)  Class C Pool Factor...............................................    1.0000000            ---         ---


2. Aggregate Invested Amount and Pool Factor as of the end of the preceding Collection Period

    a)  Class A Invested Amount ........................................... 200,000,000.00  100,000,000.00    0.00    300,000,000.00
         Class A Percentage (% of Invested Amount).........................     100.00%         100.00%       0.00%       100.00%

             Series 1998-1 Commercial Paper Principal Component............       ---              ---        0.00          0.00
             Series 1998-1 APA Bank Loan Balance...........................       ---              ---        0.00          0.00
             Series 1998-1 balance of Undistributed Principal Collections..       ---              ---        0.00          0.00
                                                                                                              0.00          0.00

    b)  Less Principal Funding Account or Capitalized Interest Account
        (1998-1 only)......................................................       0.00             0.00       0.00          0.00

    c)  Equals Class A Adjusted Invested Amount............................ 200,000,000.00   100,000,000.00   0.00    300,000,000.00

    d)  Class B Invested Amount............................................  14,035,000.00    21,951,219.51   0.00     35,986,219.51

    e)  Class C Invested Amount (Series 1999-1)............................  19,883,041.00         ---         ---     19,883,041.00

    e)  Invested Amount.................................................... 233,918,041.00   121,951,219.51   0.00    355,869,260.51

    f)  Class A Pool Factor................................................    1.0000000       1.0000000       ---

    g)  Class B Pool Factor................................................    1.0000000       1.0000000       ---

    h)  Class C Pool Factor (Series 1999-1)................................    1.0000000           ---         ---

                                                                                           % Trust Principal


"Regular" Distribution Date:
          15-Feb-00                                 Yamaha Motor Master Trust                              Collection Period Ending:
"Actual" Distribution Date:         6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1                     31-Jan-00
          15-Feb-00
------------------------------------------------------------------------------------------------------------------------------------
                                                                             $ AMOUNT         COMPONENT
                                                                             --------         ---------

3. Transferor Interest as of the beginning of the preceding Collection
   Period.................................................................. 192,960,581.69      35.16%

     a) Special Funding Account as of the beginning of the preceding
          Collection Period................................................      0.00            0.00%

4. Available Subordinated Amount as of the beginning of the preceding
     Collection Period.....................................................      0.00            0.00%

5.    Average Class A Invested Amount...................................... 200,000,000.00   100,000,000.00   0.00    300,000,000.00
       Average Class B Invested Amount.....................................  14,035,000.00    21,951,219.51   0.00     35,986,219.51
       Average Class C Invested Amount.....................................  19,883,041.00         --          --      19,883,041.00
                                                                            --------------   --------------   ----    --------------
                                                                            233,918,041.00   121,951,219.51   0.00    355,869,260.51

B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS &
      TRANSFEROR AMOUNT, CONT...
                                                                                                % TRUST
                                                                                               PRINCIPAL
                                                                               AMOUNT          COMPONENT
6. Transferor Interest as of the end of the preceding
    Collection Period...................................................... 288,121,488.99       44.74%

     a) Special Funding Account as of the end of the preceding
         Collection Period.................................................      0.00             0.00%


7. Available Subordinated Amount as of the end of the preceding
         Collection Period.................................................      0.00             0.00%


8. Minimum Transferor Percentage (net of Available Subordinated Amount) as
    of the end of the preceding Collection Period..........................  77,278,889.94       12.00%


C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS

1. Floating Allocation Percentage

Series 1999-1 Investor Percentage..........................................      42.62%
Series 1995-1 Investor Percentage..........................................      22.22%
Series 1998-1 Investor Percentage..........................................       0.00%
Transferor Percentage......................................................      35.16%
                                                                                100.00%
2. Fixed Allocation Percentage

Series 1999-1 Investor Percentage..........................................         NA
Series 1995-1 Investor Percentage..........................................         NA
Series 1998-1 Investor Percentage..........................................         NA
Transferor Percentage......................................................         NA

3. Allocation of Yield Collections

Yield Collections allocable to Series 1999-1...............................   3,562,203.67
Yield Collections allocable to Series 1995-1...............................   1,857,125.17
Yield Collections allocable to Series 1998-1...............................        0.00
Aggregate Investor Yield Collections ......................................   5,419,328.84
Yield Collections allocable to the Transferor..............................   2,938,486.02
Total allocable Yield Collections..........................................   8,357,814.86

4. Allocation of Special Funding Account Income



"Regular" Distribution Date:
          15-Feb-00                                 Yamaha Motor Master Trust                              Collection Period Ending:
"Actual" Distribution Date:         6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1                     31-Jan-00
          15-Feb-00
------------------------------------------------------------------------------------------------------------------------------------

    (allocated and distributed to the Transferor during the Revolving Period)

Special Funding Account Income allocable to Series 1999-1..................        0.00
Special Funding Account Income allocable to Series 1995-1..................        0.00
Special Funding Account Income allocable to Series 1998-1..................        0.00
Aggregate Investor Special Funding Account Income..........................        0.00
Special Funding Account Income allocable to the Transferor.................        0.00
Total allocable Special Funding Account Income.............................        0.00

C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS, CONT...
                                                                                          $ Amount
5. Allocation of Defaults

Defaults allocable to Series 1999-1 (Investor Default Amount)..............      49,516.45
Defaults allocable to Series 1995-1 (Investor Default Amount)..............      25,814.99
Defaults allocable to Series 1998-1 (Investor Default Amount)..............         0.00
Aggregate Investor Default Amount..........................................      75,331.44
Defaults allocable to the Transferor.......................................      40,846.46
 Total allocable Defaults..................................................     116,177.90

6. Allocation of Principal Collections

Principal Collections allocable to Series 1999-1...........................  42,489,817.47
Principal Collections allocable to Series 1995-1...........................  22,151,711.92
Principal Collections allocable to Series 1998-1...........................       0.00
Aggregate Investor Principal Collections...................................  64,641,529.40
Principal Collections allocable to the Transferor..........................  35,050,139.19
Total allocable Principal Collections......................................  99,691,668.58

7. Allocation of Collection Account Income (allocated and distributed to
   Series 1991-1, Series 1995-1 and Series 1998-1 during an Early
   Amortization Period)

Collection Account Income allocable to Series 1999-1 ......................       0.00
Collection Account Income allocable to Series 1995-1 ......................       0.00
Collection Account Income allocable to Series 1998-1 ......................       0.00
Aggregate Investor Collection Account Income...............................       0.00
Collection Account Income allocable to the Transferor .....................       0.00
Total allocable Collection Account Income..................................       0.00


D. INFORMATION REGARDING YIELD COLLECTIONS & INVESTMENT INCOME (YIELD FUNDS)

                                                                            SERIES 1999-1  SERIES 1995-1  SERIES 1998-1  AGGREGATE
                                                                            -------------  -------------  -------------  ---------
1. Yield Collections (including "finance charges") allocable to
    Series 1999-1, Series 1995-1 and Series 1998-1 during the preceding
    Collection Period were.................................................  3,562,203.67   1,857,125.17      0.00      5,419,328.84

2. Principal Funding Account investment income during the preceding
    Collection Period was..................................................       0.00          0.00           ---          0.00

3. Special Funding Account investment income allocable to Series 1999-1,
    Series 1995-1 and Series 1998-1 during the preceding Collection Period
    were...................................................................       0.00          0.00          0.00          0.00

4. Collection Account investment income allocable to Series 1999-1, Series
    1995-1 and Series 1998-1 during the preceding Collection Period were...       0.00          0.00          0.00          0.00

5. Capitalized Interest Account Investment and Interest income (allocable
    to Series 1998-1 only) during the preceding Collection Period was......        ---           ---          0.00          0.00

6. Total Yield Funds allocable to Series 1999-1, Series 1995-1 and Series
    1998-1



"Regular" Distribution Date:
          15-Feb-00                                 Yamaha Motor Master Trust                              Collection Period Ending:
"Actual" Distribution Date:         6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1                     31-Jan-00
          15-Feb-00
------------------------------------------------------------------------------------------------------------------------------------

     during the preceding Collection Period were...........................  3,562,203.67   1,857,125.17       0.00     5,419,328.84

   a.   Total Yield Funds allocable to Series 1999-1, Series 1995-1 and
        Series 1998-1 as an annual percentage of the Invested Amount as
        of the beginning of the preceding Collection Period were...........     18.27%         18.27%          0.00%       18.27%


E. INFORMATION REGARDING THE DISTRIBUTION OF YIELD COLLECTIONS AND
      INVESTMENT INCOME ALLOCABLE TO SERIES 1999-1, SERIES 1995-1 AND
      SERIES 1998-1
                                                                            SERIES 1999-1  SERIES 1995-1  SERIES 1998-1  AGGREGATE
                                                                            -------------  -------------  -------------  ---------

1. Total Yield Funds allocable to Series 1999-1, Series 1995-1
    and Series 1998-1......................................................  3,562,203.67   1,857,125.17        0.00    5,419,328.84

2. Plus Draw on Capitalized Interest Account (for Series 1998-1 only)......       ---            ---            0.00        0.00

3. Total Yield Funds allocable to Series 1999-1, Series 1995-1 and Series
    1998-1, including draw on Capitalized Interest Account for Series
    1998-1.................................................................  3,562,203.67   1,857,125.17        0.00    5,419,328.84

4. Less Class A Monthly Interest paid......................................    938,194.44     516,666.67        0.00    1,454,861.11

Actual 360 Accrual Day Count                                                       28
      Class A Certificate Rate.............................................       6.031%        6.200%         0.000%
      Class B Certificate Rate.............................................       6.261%        6.450%         6.281%
      Class C Certificate Rate.............................................       6.261%          ---            ---
        -  LIBOR Index Rate (applicable to Series 1999-1 only).............       5.781%          ---            ---
         - CP Rate (applicable to Series 1998-1 only)......................         ---           ---           0.000%
         - Euro Dollar Rate (applicable to Series 1998-1 only).............         ---           ---           6.281%
         - Base Rate (applicable to Series 1998-1 only)....................         ---           ---           9.000%

5. Less Class A Past Due Monthly Interest paid.............................        0.00          0.00            0.00        0.00

6. Less Class B Monthly Interest paid......................................     68,348.50    117,987.80          0.00     186,336.31

7. Less Class B Past Due Monthly Interest paid.............................        0.00          0.00            0.00        0.00

8. Less Class C Monthly Interest paid (Series 1999-1 only).................     96,827.65          -               -       96,827.65

9. Less Class C Past Due Monthly Interest paid (Series 1999-1 only)........        0.00           ---             ---        0.00

10. Less [program] Fees paid (applicable to Series 1998-1 only)............        ---            ---            0.00        0.00

11. Less Past Due Program Fees paid (Series 1998-1 only)...................        ---            ---            0.00        0.00

12. Less Monthly Servicing Fee paid........................................    389,863.40     203,252.03         0.00     593,115.43

13. Less Past Due Monthly Servicing Fee paid...............................        0.00          0.00            0.00        0.00

14. Less Reimbursement of previously unreimbursed Class A Charge-Offs......        0.00          0.00            0.00        0.00
    (distributed as Excess Principal during the Revolving Period)

15. Plus Reallocated Transferor Principal..................................        0.00          0.00            0.00        0.00

16. Less Investor Default Amount...........................................     49,516.45      25,814.99         0.00      75,331.44
     (Excess Principal during the Revolving Period)

17. Less Interest on previously unreimbursed Class B Charge-Offs...........        0.00          0.00            0.00        0.00

18. Less Reimbursement of previously unreimbursed Class B Charge-Offs......        0.00          0.00            0.00        0.00
     (Excess Principal during the Revolving Period)


"Regular" Distribution Date:
          15-Feb-00                                 Yamaha Motor Master Trust                              Collection Period Ending:
"Actual" Distribution Date:         6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1                     31-Jan-00
          15-Feb-00
------------------------------------------------------------------------------------------------------------------------------------


19. Equals Remaining Yield Funds allocable to Series 1999-1, Series 1995-1
     (including draw on Capitalized Interest Account for Series 1998-1)....   2,019,453.22     993,403.68        0.00   3,012,856.90


F. INFORMATION REGARDING MONTHLY DISTRIBUTION SHORTFALLS TO SERIES 1999-1, SERIES 1995-1 AND SERIES 1998-1

                                                                            SERIES 1999-1  SERIES 1995-1  SERIES 1998-1  AGGREGATE
                                                                            -------------  -------------  -------------  ---------

1. Class A Monthly Interest shortfall during the preceding
    Collection Period......................................................      0.00           0.00            0.00        0.00

2. Class B Monthly Interest shortfall during the preceding
    Collection Period......................................................      0.00           0.00            0.00         0.00

3. Class C Monthly Interest shortfall preceding Collection Period
    (Series 1999-1)........................................................      0.00            ---             ---         0.00

4. Monthly Servicing Fee shortfall during the preceding Collection Period..      0.00           0.00            0.00         0.00

5. Monthly Program Fees shortfall during the preceding Collection Period...       ---            ---            0.00         0.00

6. Class A Investor Charge-Offs during the preceding Collection Period.....      0.00           0.00            0.00         0.00

7. Class B Investor Charge-Offs during the preceding Collection Period.....      0.00           0.00            0.00         0.00

8. Class C Investor Charge-Offs preceding Collection Period (Series 1999-1)      0.00            ---             ---         0.00

9. Cumulative Unreimbursed Class A Investor Charge-Offs....................      0.00           0.00            0.00         0.00

10. Cumulative Unreimbursed Class B Investor Charge-Offs...................      0.00           0.00            0.00         0.00

11. Cumul. Unreimbursed Class C Investor Charge-Offs (Series 1999-1).......      0.00            ---             ---         0.00

12. Cumulative Reallocated Transferor Principal............................      0.00           0.00            0.00         0.00


G. INFORMATION REGARDING THE CALCULATION AND DISTRIBUTION OF PRINCIPAL

                                                                            SERIES 1999-1  SERIES 1995-1  SERIES 1998-1  AGGREGATE
                                                                            -------------  -------------  -------------  ---------

1. Available Principal Funds (funds on deposit in the Collection Account for principal distribution)

  a)   Remaining Yield Funds allocable to Series 1999-1, Series 1995-1
        and Series 1998-1..................................................     0.00            0.00            0.00        0.00
        (distributed to Transferor during Revolving Period)

  b)   Principal Collections allocable to 1999-1, 1995-1 and 1998-1........ 42,489,817.47  22,151,711.92       0.00    64,641,529.40

  c)   Investor Defaults...................................................     49,516.45      25,814.99       0.00        75,331.44

  d)   Reallocated Transferor Principal....................................      0.00           0.00           0.00         0.00

  e)   Principal Collections allocable to the Transferor...................      0.00           0.00    35,050,139.19  35,050,139.19

  f)   Balance of Special Funding Account (Undistributed Principal
        Collections).......................................................      0.00           0.00           0.00         0.00
       (retained in Collection Account during the Revolving Period)

  g)  Beginning balance of Undistributed Principal Collections ............        --             --           0.00         0.00



"Regular" Distribution Date:
          15-Feb-00                                 Yamaha Motor Master Trust                              Collection Period Ending:
"Actual" Distribution Date:         6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1                     31-Jan-00
          15-Feb-00
------------------------------------------------------------------------------------------------------------------------------------

        1)  CP Take-out from Series 1999-1 New Issue Proceeds.........        --             --            0.00             0.00

  h) Total Available Principal Funds (before allocation of Excess
      Principal)...................................................... 42,539,333.93   22,177,526.91   35,050,139.19   99,767,000.03

  i)  Excess Principal from Series 1999-1, Series 1995,1 and
       Series 1998-1..................................................       0.00           0.00           0.00             0.00
            1)  From Series 1999-1....................................        --            0.00           0.00             0.00
            2)  From Series 1995-1....................................       0.00            --            0.00             0.00
            3)  From Series 1998-1....................................       0.00           0.00            --              0.00

  j)   Total Available Principal Funds (after Excess Principal)....... 42,539,333.93   22,177,526.91   35,050,139.19   99,767,000.03

2.  Principal Paid to Class A.........................................       0.00           0.00           0.00             0.00

3.  Undistributed Principal Collections...............................        --             --            0.00             0.00

4. Class B Monthly Principal..........................................       0.00           0.00           0.00             0.00

5. Class C Monthly Principal (Series 1999-1 only).....................       0.00            --             --              0.00

6. Excess Principal Collections....................................... 42,539,333.93   22,177,526.91   35,050,139.19   99,767,000.03

7.  Series 1998-1 Additional Invested Amount..........................       ---             --            0.00             0.00

       a) Class A Additional Invested Amount..........................       ---             ---           0.00             0.00

       b) Class B Additional Invested Amount..........................       ---             ---           0.00             0.00


H. INFORMATION REGARDING THE PRINCIPAL FUNDING ACCOUNT

                                                                         SERIES 1999-1   SERIES 1995-1   SERIES 1998-1   AGGREGATE
                                                                         -------------   -------------   -------------   ---------

1.   Principal Funding Account amount as of the beginning of the
       preceding Collection Period....................................       0.00             0.00          ---             0.00

2.   Plus Class A principal deposits made during the preceding
       Collection Period..............................................       0.00             0.00          ---             0.00

3.   Less principal withdrawals made during the preceding Collection
       Period.........................................................       0.00             0.00          ---             0.00

4.   Principal Funding Account amount as of the end of the
       preceding Collection Period....................................       0.00             0.00          ---             0.00

5. Principal Funding Account investment income during the preceding
       Collection Period..............................................       0.00             0.00          ---             0.00

6. Principal Funding Account investment rate during the preceding
      Collection Period...............................................       0.00%            0.00%         ---             0.00%


I. INFORMATION REGARDING TRANSFEROR SUBORDINATION EVENT TRIGGERS

                                                                         SERIES 1999-1   SERIES 1995-1   SERIES 1998-1   AGGREGATE
                                                                         -------------   -------------   -------------   ---------

Transferor Subordination Event ? .....................................         NO              NO              NO

Required Transferor Subordination Amount..............................          0               0               0             0

Required Transferor Subordination Amount (% Class A Adjusted
  Invested Amount)....................................................       0.0000%         0.0000%         0.0000%



"Regular" Distribution Date:
          15-Feb-00                                 Yamaha Motor Master Trust                              Collection Period Ending:
"Actual" Distribution Date:         6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1                     31-Jan-00
          15-Feb-00
------------------------------------------------------------------------------------------------------------------------------------

Available Subordinated Amount as of the end of the preceding
Collection Period.........................................................   0               0               0             0


                                                                            Trigger    Actual   Subord. Event ?
Transferor Subordination Event Triggers                                      Level      Level      (1=yes)

1. Minimum November through April Monthly Payment Rate (3-mo moving avg)...  10.00%     24.15%         0

2. Minimum May through October Monthly Payment Rate (3-mo moving avg)......  13.00%     24.15%         0

3. Maximum All-Terrain Vehicles (as % of Pool Balance).....................  36.00%     25.85%         0

4. Maximum other than motorcycles, scooters, water vehicles,
   all-terrain vehicles, outboard and snowmobiles (as % of Pool Balance)...  10.00%      1.93%         0

5  Maximum Dealer "holdbacks" on non-sold products plus Sales
    Program Discounts......................................................   5.00%      0.07%         0

6. Maximum Fiscal Year New Accounts as a % of Beginning Fiscal
     Year Total Accounts...................................................   8.00%      7.48%         0

7. Maximum Fiscal Quarter New Accounts as a % of Beginning Fiscal
    Quarter Total Accounts.................................................   5.00%      0.55%         0

8. Maximum Defaulted Receivables minus Recoveries plus
    Repossessions (as an Annual % of Pool Balance) (3-month moving average).  7.50%      0.41%         0

9. Maximum Single Dealer Concentration (as % Pool Balance)..................  1.00%      0.50%         0


J. INFORMATION REGARDING EARLY AMORTIZATION EVENT TRIGGERS


Series 1999-1 Early Amortization Event ? ...............................................   NO
Series 1995-1 Early Amortization Event ? ...............................................   NO
Series 1998-1 Early Amortization Event ? ...............................................   NO


                                                                                           SERIES    SERIES       SERIES
Early Amortization Event Triggers                                             TRIGGER      1999-1    1995-1       1998-1
                                                                              -------      ------    ------       ------
1.  a. Min Class C Invested Amt as a % of Series Inv Amt (Series 1999-1)...    8.25%        8.50%      NA           NA
     b. Min Class B Invested Amt as a % of Class A & B Inv Amt
        (Series 1995-1)....................................................   17.50%         NA      18.00%         NA
     c. Min Class B Invested Amt as a % of Class A & B Inv Amt
         (Series 1998-1)...................................................   11.00%         NA        NA           NA

2. Max consecutive months that Special Funding Account may exceed $0.......      12

3. Minimum Transferor Interest ( ** note ** below).........................   10.00%       43.17%     43.17%       43.17%

4. Minimum Transferor Interest (** note ** below] if "finance charge"
    yield (expressed as an annual percentage of the Pool Balance)
    is less than 6%........................................................   12.00%       43.17%     43.17%       43.17%

5. Minimum November through April Monthly Payment Rate (3-mo moving avg)...   10.00%       24.15%     24.15%       24.15%

6. Minimum May through October Monthly Payment Rate (3-mo moving avg)......   13.00%       24.15%     24.15%       24.15%

7. Maximum Defaulted Receivables minus Recoveries plus Repossessions
   (as an annual % of Pool Balance) (3-mo moving avg)......................   11.00%        0.41%      0.41%        0.41%



"Regular" Distribution Date:
          15-Feb-00                                 Yamaha Motor Master Trust                              Collection Period Ending:
"Actual" Distribution Date:         6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1                     31-Jan-00
          15-Feb-00
------------------------------------------------------------------------------------------------------------------------------------


8. Class B Invested Amount is less than Initial Class B Invested Amount
    for three consecutive periods..........................................  14,035,000   21,951,220        ---













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    ** Note **: For purposes of determining whether the Transferor Interest is greater than the Minimum Transferor Interest, the Transferor
        Interest is reduced by the principal component (1 minus the Discount Factor) of 10-day draft balances if the short term rating of DFS is not P-1.

    Is the short term rating of DFS P-1 ?..................................           NO
    Balance of  10-day Overdrafts as of the end of the preceding
      Collection Period....................................................     10,284,826.56

  Transferor Interest as of the end of the preceding Collection Period.....    288,121,488.99
  Principal Component of 10-Day Draft balance  as of the end of the
    preceeding Coll. Period................................................     10,130,554.16
  Adjusted Transferor Interest.............................................    277,990,934.83
  Adjusted Transferor Interest (% TPC).....................................         43.17%
  Minimum Transferor Interest..............................................     77,278,889.94



K. INFORMATION REGARDING THE SERVICER CASH COLLATERAL ACCOUNT


1.  Servicer Cash Collateral Account balance as of the beginning of the
    preceding Collection Period............................................     3,692,110.29

2. Servicer Cash Collateral Account balance as of the end of the
    preceding Collection Period............................................     3,692,110.29

3.  Withdrawals from the Servicer Cash Collateral Account during the
    preceding Collection Period............................................          0.00

4.  Investment Income and Deposits to the Servicer Cash Collateral Account
      during the preceding Collection Period...............................          0.00


L. INFORMATION REGARDING DISTRIBUTIONS TO SERIES 1999-1 Class A and B
Certificates, 1995-1 Class A Certificates and 1998-1 Class A Certificates


Series                 Amount         Explanation

      1999-1        $938,194.44     Class A Monthly Interest
      1999-1        $0.00           Class A Principal *
      1999-1        $68,348.50      Class B Monthly Interest
      1999-1        $0.00           Class B Principal *



"Regular" Distribution Date:
          15-Feb-00                                 Yamaha Motor Master Trust                              Collection Period Ending:
"Actual" Distribution Date:         6.20% Series 1995-1, Series 1998-1 and Floating Rate Series 1999-1                     31-Jan-00
          15-Feb-00
------------------------------------------------------------------------------------------------------------------------------------

      1995-1        $516,666.67     Class A Monthly Interest
      1995-1        $0.00           Class A Principal  **
      1998-1        $0.00           Class A Monthly Interest
      1998-1        $0.00           Class A Principal (Increase)/Reduction ***


    *   Amount of Series 1999-1 Class A Principal deposited to Principal Funding AC = $0.00
    **  Amount of Series 1995-1 Class A Principal deposited to Principal Funding AC = $0.00
    *** Amount of Series 19981-1 Undistributed Principal deposited to Collection AC = $0.00





                                   NAME:             Kevin Fujimoto
                                           ------------------------------------

                                   TITLE:  Vice President & Secretary/Treasurer
                                           ------------------------------------